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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K




                                 CURRENT REPORT
                           Pursuant to Section 12(g)
                       of the Securities Exchange of 1934



        Date of Report (Date of earliest event reported) March 12, 1996



                            CROWN LABORATORIES, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     33-27602                 75-2300995
----------------------------    ----------------------    ----------------------
(State of other jurisdiction    Commission File Number    (IRS Employer
of Incorporation)                                         Identification Number)

6780 Caballo Street, Las Vegas, Nevada                                     89119
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number include area code                  (702)  696-9300
                                                --------------------------------


                                                                           89109

(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

           Registrant's press release dated February 29, 1996, Exhibit 99 hereto, is being filed pursuant to Rule 135c.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

           99.1   Press Release, dated March 12, 1996


           Pursuant to the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CROWN LABORATORIES, INC.
                                              (Registrant)



Date:  March 12, 1996                      /s/ Scott Hilley
                                           -------------------------------------
                                           Scott Hilley, Chief Financial Officer